UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: June 14, 2022

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should carefully read this Current Report completely, and it should be read and considered with all other reports filed by us with the United States Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant (“KonaTel”), and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, an Oklahoma limited liability company doing business as “Infiniti Mobile” (“IM Telecom” or “Infiniti Mobile”).

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2022, KonaTel and its wholly-owned subsidiary companies, Apeiron Systems and IM Telecom, entered into a Note Purchase Agreement (the “NPA”) with CCUR Holdings, Inc., a Delaware corporation (“CCUR”), as “Collateral Agent”; and CCUR and Symbolic Logic, Inc., a Delaware corporation (“Symbolic”), as “Purchasers,” along with a related Guarantee and Security Agreement (the “GSA”) with CCUR as the Collateral Agent, whereby the Company and its subsidiary companies pledged their assets (including the Company’s equity ownership of its subsidiaries) to secure $3,150,000 (the “Principal Amount”) in debt financing payable in one year (cannot be repaid prior to nine months), together with interest at the rate of 15% per annum (the “Interest Rate”), with two successive six-month optional extensions (the “Loan”).

Proceeds of the loan are to be used to retire our $150,000 SBA “EIDL Loan,” with the remaining $3,000,000 allocated to accelerating our mobile services growth strategy, which we partially discussed in our March 31, 2022, Qtr. 1 10-Q Quarterly Report and the Earnings Press Release included therein.

All capitalized terms herein have the meanings ascribed to them in these respective agreements.  The NPA contains provisions that: (i) each of the Purchasers will acquire, severally, and not jointly, senior secured promissory notes in the aggregate Principal Amount (the “Purchase Price”); (ii) the Company is required to reimburse the Purchasers for customary and reasonable fees and expenses, not to exceed $50,000 in the aggregate, and to pay the Purchasers an “Origination Fee” in the aggregate amount of $90,000; (iii) optional redemption provisions by the Purchasers and mandatory prepayments by the Company on the occurrence of certain events; (iv) customary conditions to the obligations of each of the parties and customary representations and warranties; (v) “Affirmative Covenants” of the parties deemed necessary to protect their respective interests, including the Company’s use of the proceeds of the Principal Amount, its and its subsidiary companies conduct of business and compliance with laws, among other requirements; (vi) “Negative Covenants” regarding prior approval by the Purchasers for new debt incurred by the Company and its subsidiary companies, liens on assets, mergers and consolidations, amendments of organizational documents and capital expenditures, among other related provisions; (vii) agency provisions to allow the Collateral Agent to protect the Purchasers’ interest in pledged collateral; and (viii)  indemnification provisions for any breach of any representation, warranty or covenant by the Company or its subsidiary companies, among various other terms and provisions.

The Company and its subsidiary companies fully guarantee payment of the Loan under the GSA and pledge all of their collective tangible and intangible assets now or hereafter acquired as security for the Loan, and make applicable representations regarding organization, ownership and title of all “Collateral,” capitalization, due authorization and consents, perfected liens, their deposits, intellectual property, inventory, investment property and contracts, along with maintaining the Collateral and insuring the Collateral and specific remedies of the Collateral Agent in the event of an “Event of Default,” among other provisions.

The NPA and the GSA are attached hereto and incorporated herein by reference in Section 9, Item 9.01 hereof, and the foregoing summaries are modified in their entirety to these attached agreements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.Description of Exhibit

10.1Note Purchase Agreement

10.2Guarantee and Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: June 21, 2022	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman and Chief Executive Officer